FORM 8-K.--CURRENT REPORT

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                    20549





                                  FORM 8-K/A



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                         Date of Report: May 12, 1997


                   JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2
            (Exact name of registrant as specified in its charter)


             CALIFORNIA               0-16682                94-3032501
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)

                         One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code (864) 239-1000


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           EXHIBITS

              See Exhibit Index.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         JOHNSTOWN/CONSOLIDATED INCOME PARTNERS/2


                         By:  CONCAP EQUITIES, INC.
                              General Partner



                         By:   /s/ William H. Jarrard, Jr.
                               William H. Jarrard, Jr.
                               President



                         Date: August 5, 1997

                                   EXHIBIT INDEX

        EXHIBIT


       10.17 Agreement for Purchase and Sale of Existing Facilities dated March 19, 1997, executed by and between Johnstown/Consolidated Income Partners and Johnstown/Consolidated Income Partners/2, each a California limited partnership and Shurgard Storage Centers, Inc., a Delaware corporation, covering certain real property situated in Broward County, Florida (the "Property").

       10.18 Special Warranty Deed dated May 8, 1997, executed by Johnstown/Consolidated Income Partners and
                     Johnstown/Consolidated Income Partners/2, each a California limited partnership in favor of Shurgard Storage Center, Inc., a Delaware corporation.

       10.19 Assignment of Rental Agreements dated May 8, 1997, executed by Johnstown/Consolidated Income Partners and Johnstown/Consolidated Income Partners/2, each a California limited partnership and Shurgard Storage Center, Inc., a Delaware corporation.